SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2003

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TRANSAMERICA FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6798	95-1077235
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9399 West Higgins Road
Rosemont, Illinois 60018
(Address of principal executive offices)
(Zip Code)

(847) 685-1100
(Registrant’s telephone number, including area code)

Item 5.   Other Events.

        This Current Report on Form 8-K includes as an exhibit a press release, dated December 29, 2003, announcing that the sale of most of Transamerica Finance Corporation’s Commercial Lending business to General Electric Capital Corporation is expected to close in January 2004. The press release is attached as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release issued by Transamerica Finance Corporation on December 29, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSAMERICA FINANCE CORPORATION

(Registrant)
By:	/s/ THOMAS G. BASTIAN

Thomas G. Bastian
Senior Vice President and Controller

Date:   December 31, 2003